UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2017
PRA Group, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

PRA Group, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, filed June 5, 2017 (the “Form 8-K”), in which the Company reported the voting results of its Annual Meeting of Stockholders held on June 1, 2017. The Company is filing this amendment to the Form 8-K to disclose the Company’s decision regarding how frequently it will conduct future stockholder advisory votes regarding the compensation of its named executive officers.

Item 5.07 Submission of Matters to a Vote of Security Holders

(d)     As previously reported in the Form 8-K, the Company’s stockholders approved, on an advisory basis, annual advisory votes regarding the compensation of the Company’s named executive officers. In accordance with these results and the previous recommendation of the Board of Directors, the Board of Directors determined that the Company will hold future advisory votes regarding the compensation of the named executive officers annually until the next required advisory vote on the frequency of stockholder votes regarding the compensation of named executive officers, which the Company expects to hold no later than its Annual Meeting of Stockholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: August 3, 2017	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer